Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 10, 2005 (as amended or modified from time to time, this “Amendment”), is by and among HANDLEMAN COMPANY, a Michigan corporation (the “Company”), each of the Subsidiaries of the Company designated in Section 1.1 as a Borrowing Subsidiary (individually, a “Borrowing Subsidiary” and, collectively, the “Borrowing Subsidiaries”) (the Company and the Borrowing Subsidiaries may each be referred to as a “Borrower” and, collectively, as the “Borrowers”), the lenders party hereto from time to time, (the “Banks” and individually, a “Bank”), STANDARD FEDERAL BANK N.A., as administrative agent for the Banks (in such capacity, the “Agent”), KEYBANK NATIONAL ASSOCIATION, as syndication agent (in such capacity, the “Syndication Agent”) and US BANK, N.A., as documentation agent (in such capacity, the “Documentation Agent”).

R E C I T A L

The Company, the Subsidiary Borrowers, the Banks, the Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement dated as of August 8, 2001, as amended by a First Amendment to Credit Agreement dated as of October 17, 2002, a Second Amendment to Credit Agreement dated as of October 18, 2003 and a Third Amendment to Credit Agreement dated as of July 30, 2004 (as amended, the “Credit Agreement”). The Company and the Subsidiary Borrowers desire to amend the Credit Agreement, and the Agent, the Syndication Agent, the Documentation Agent and the Banks are willing to do so in accordance with the terms hereof.

T E R M S

In consideration of the premises and of the mutual agreements herein contained, the parties agree

ARTICLE 1.

AMENDMENTS

Upon the effectiveness of this Amendment, the Credit Agreement shall be amended as follows:

1.1 The definitions of Adjusted EBITDA, Debt Service Coverage Ratio and Net Interest Expense in Section 1.1 are restated as follows:

“Adjusted EBITDA” of any person shall mean, for any period, the Adjusted Net Income of such person for such period plus, without duplication (a) Net Interest Expense, (b) to the extent deducted in the computation of such Net Income, federal, state and local income taxes and other equivalent taxes, including the Michigan single business tax, and (c) to the extent deducted in the computation of such Net Income, depreciation and amortization expense, including without limitation recoupment of license expense, all as determined in accordance with Generally Accepted Accounting Principles.

“Debt Service Coverage Ratio” shall mean, as of any date, the ratio of (a) the consolidated Adjusted EBITDA for the Company and its Subsidiaries, less capital expenditures, license advances and acquired rights, as calculated on a consolidated basis for the four most recently ended consecutive fiscal quarters of the Company, to (b) the greater of (i) one or (ii) the sum of the consolidated Net Interest Expense of the Company and its Subsidiaries, as calculated on a consolidated basis for the same four fiscal quarters, plus the current maturities of all Indebtedness of the Company and its Subsidiaries as of such date.

Notwithstanding any interpretation of Generally Accepted Accounting Principles or anything herein to the contrary, any payments due on any Advances or any payments on the Advances that the Borrowers may make or intend to make on the Advances will not be considered current maturities of any Indebtedness of the Company and its Subsidiaries as of any date if the Termination Date is more than one year after such date.

“Net Interest Expense” of any person shall mean, for any period, all interest paid or payable by such person during such period, minus any interest income for such period.

ARTICLE 2.

REPRESENTATIONS

The Company represents and warrants to the Agent and the Banks that:

2.1 The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and are not in contravention of any material law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Company’s articles of incorporation or by-laws, or of any material contract or undertaking to which the Company is a party or by which the Company or its property is bound or affected and do not result in the imposition of any Lien except for Permitted Liens.

2.2 This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceedings may be brought.

2.3 After giving effect to the amendments and waivers herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3.

MISCELLANEOUS.

3.1 This Amendment shall be effective as of the date hereof when it is signed by the Company and the Required Banks and the each Guarantor shall have executed the Consent and Agreement attached hereto. References in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

3.2 The Company acknowledges and agrees that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Loan Documents and all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Loan Documents. The Company represents and warrants that it is not aware of any claims or causes of action against the Agent or any Bank, any participant lender or any of their successors or assigns.

3.3 Except as expressly amended hereby, the Company agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document or any transactions in connection therewith. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

3.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

HANDLEMAN COMPANY

By:
Title:

STANDARD FEDERAL BANK N.A., as a Bank and as Agent

By:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Bank and as Syndication Agent

By:
Title:

US BANK, N.A., as a Bank and as Documentation Agent

By:
Title:

HUNTINGTON NATIONAL BANK

By:
Title:

COMERICA BANK

By:
Title:

FIFTH THIRD BANK

By:
Title:

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby, and agrees to all terms and provisions of the above Amendment applicable to it;

(b) agrees that its Guaranty and all other Loan Documents executed by the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent and/or the Banks (collectively, the “Documents”) are hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any Document or any transactions in connection therewith; and

(c) acknowledges that it is in its interest and to its financial benefit to execute this consent and agreement.

HANDLEMAN CATEGORY MANAGEMENT COMPANY

By:
Title:

HANDLEMAN DISTRIBUTION COMPANY

By:
Title:

HANDLEMAN ENTERTAINMENT RESOURCES LLC

By:
Title:

LIFETIME HOLDING, INC.

By:
Title:

HANDLEMAN UK LIMITED

By:
Title:

HANDLEMAN COMPANY OF CANADA LIMITED

By:
Title:

HANDLEMAN ONLINE, INC.

By:
Title:

12